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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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MINUTEMAN INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MINUTEMAN INTERNATIONAL, INC.
111 South Rohlwing Road
Addison, IL 60101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on May 5, 2004

Dear Shareholder:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Minuteman International, Inc., (the "Company"), an Illinois corporation, will be held on Wednesday, May 5, 2004, at 10:00 a.m., Central Daylight Savings Time, at LaSalle National Bank, 135 South LaSalle Street, Chicago, Illinois, 60603 (Board Room, Forty-third Floor) for the following purposes:

1.
To elect seven members of the Company's Board of Directors.

2.
To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We urge you to read the Notice of Annual Meeting and Proxy Statement carefully.

        The close of business on March 9, 2004, has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders.

        All shareholders are cordially invited to attend the meeting in person. However, whether or not you plan to attend this meeting, please promptly sign, date and return the accompanying proxy in the enclosed self-addressed postage prepaid envelope to ensure that your shares are represented at the meeting. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors,

Gregory J. Rau President & Chief Executive Officer	Addison, Illinois March 26, 2004

Minuteman International, Inc.
111 South Rohlwing Road
Addison, Illinois 60101

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 5, 2004

        This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Minuteman International, Inc. (the "Company"), an Illinois corporation, of proxies to be voted at the Annual Meeting of Shareholders of Minuteman International, Inc. on Wednesday, May 5, 2004, at 10:00 a.m. Central Daylight Savings Time, to be held at LaSalle National Bank, 135 South LaSalle Street, Chicago, Illinois 60603 (Board Room, Forty-third Floor) and at any and all adjournments thereof (the "Annual Meeting"). A Notice of Annual Meeting and form of proxy accompany this Proxy Statement. The mailing of this Proxy Statement and the form of proxy to shareholders will commence on or about March 24, 2004.

Information Concerning Solicitation and Voting Rights

        This Proxy Statement and a proxy card were mailed on or about March 24, 2004, to all holders of common stock, (the "Common Stock"), of the Company entitled to vote at the Annual Meeting. This Proxy Statement provides information relating to the business to be transacted at the Annual Meeting. Only shareholders of record at the close of business on March 5, 2004, are entitled to notice of and to vote at the Annual Meeting. All holders of shares of Common Stock as of the record date may attend the Annual Meeting. As of such date, there were 3,580,173 shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote upon all matters to be acted upon at the Annual Meeting.

        The presence at the Annual Meeting, in person or by proxy, of holders of a majority of such issued and outstanding shares shall constitute a quorum for the transaction of business. If you submit a properly completed proxy or if you appear at the Annual Meeting to vote in person, your shares of Common Stock will be considered present. Directions to withhold authority to vote for any director, abstentions, and broker non-votes will be counted as present to determine if a quorum for the transaction of business is present. Once a quorum is present, voting on the specific proposals may proceed. In the absence of a quorum, the Annual Meeting may be adjourned.

        Your vote is important. To ensure that your shares are represented, a proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO PROMPTLY SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage paid if mailed in the United States.

        You will be asked to vote on the matters identified under the heading "Proposals Submitted for Vote". By execution of the proxy card, you will also grant to the Board of Directors discretionary authority to vote your shares on any other proposals that may properly come before the Annual Meeting except to the extent such discretion may be limited under Rule 14a-4(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended.

        You have three choices for each matter to be voted on at the Annual Meeting. As to the election of directors, you may vote by checking the appropriate box on your proxy card: (i) to vote for all of the director nominees as a group; (ii) to withhold authority to vote for all director nominees as a group; or (iii) to withhold authority to vote for any individual nominee by writing that nominee's name on the appropriate line.

        Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial shareholders in accordance with the nominees' instructions. If that happens, nominees may vote those shares only on matters considered "routine", such as the election of directors in Proposal One in this Proxy Statement. On non-routine matters, nominees do not have discretion to vote shares without instructions from the beneficial holders. If a nominee fails to exercise its discretion, or does not have discretion to vote the shares a "broker non-vote" occurs. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a majority of all votes cast at the meeting, if a quorum is present, is sufficient to elect each nominated director to the Board of Directors. An abstention as to any particular matter when passage requires the vote of a majority of the votes entitled to be cast at the Annual Meeting, however, does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter. Broker non-votes will be treated in the same manner as abstentions.

        You may revoke your proxy at any time before it is actually voted on at the Annual Meeting. In order to revoke your proxy, you may deliver written notice of revocation to the Secretary of the Company, submit a subsequently dated proxy or attend the Annual Meeting and withdraw the proxy. Notice of revocation or a subsequent proxy must be received by the Secretary of the Company before the vote at the Annual Meeting. Each unrevoked proxy card properly executed and received prior to the close of the meeting will be voted by the proxy holders as indicated. Where specific instructions are not indicated, the proxy will be voted "for" the election of all directors as nominated. Representatives of the Company will tabulate the vote at the Annual Meeting.

        Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward such materials to such beneficial holders. In addition, proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. The Company will reimburse banks, brokerage firms and other custodians, nominees, and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Common Stock. The cost of solicitation, which is expected to be nominal, will be borne by the Company.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth the holders of Common Stock as of March 5, 2004, (i) by each person who held of record, or was known by the Company, to own beneficially, more than 5% of the outstanding Common Stock of the Company, (ii) by each director and nominee for director and executive officer, and (iii) by each of the named executive officers, and (iv) by all directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly.

Name and Address Of Beneficial Owner(1)	Amount & Nature Of Beneficial Ownership	Percent Of Class
Hako-Werke International GmbH(2)	2,434,950	68.01%
Lillian A. Rau(3)	255,650	7.14%
Steven C. Leonard and Pacifica Capital(4) Investments LLC ("PCI")	204,636	5.72%
Dr. Eckart Kottkamp(5)	—	—
Thomas J. Nolan	3,358.09%
Roger B. Parsons	—	—
Frank R. Reynolds	500.01%
Gregory J. Rau	4,394.12%
Michael A. Rau	1,636.05%
James C. Schrader, Jr.	—	—
Dean W. Theobold	1,298.04%
Richard J. Wood	—	—
All Directors and Executive Officers as a Group (11 persons)	11,186.31%

(1)
Company address unless otherwise indicated.

(2)
These shares are beneficially owned by Hako-Werke International GmbH ("Hako-Werke"). Hako-Werke filed with the Securities and Exchange Commission ("SEC") Schedule 13G, dated January 28, 2004, reporting beneficial ownership, sole voting and investment power and control of 2,434,950 shares of Common Stock. Hako-Werke's address is Hamburger Strasse 209-239, D-23843 Bad Oldesloe, Germany. These shares are held as of record by RZ-Service GmbH, a German corporation and a wholly owned subsidiary of Hako-Werke International. Dr. Kottkamp is the Managing Director of Hako-Werke

(3)
Lillian A. Rau is the mother of Gregory J. Rau and Michael A. Rau.

(4)
Steven C. Leonard and Pacifica Capital Investments LLC have filed jointly with the SEC Schedule 13G/A, dated February 17, 2004, reporting beneficial ownership of 204,636 shares of Common Stock. Mr. Leonard has sole voting and dispositive power with respect to 32,055 shares. He is the managing member of PCI and has shared voting and dispositive power with PCI with respect to 172,581 shares. The address for Mr. Leonard and Pacifica Capital Investments LLC is P.O. Box 710, Rancho Santa Fe, CA 92067.

(5)
Dr. Eckart Kottkamp is Managing Director of Hako-Werke International GmbH and is not the beneficial owner of the shares owned by Hako-Werke International GmbH.

PROPOSALS SUBMITTED FOR VOTE
PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees

        Seven directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal. All the nominees are currently members of the Board of Directors.

        In the event any nominee is unable or unwilling to serve as director, the named proxies will vote for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable.

Name	Age	Position With the Company	Date of First Election to the Board of Directors
Gregory J. Rau(a)	44	President and Chief Executive Officer	April, 1999
Eckart Kottkamp(a)	64	Director	May, 2001
Roger B. Parsons(b) (c)	63	Director	November, 2002
Frank R. Reynolds(a)	67	Director	April, 1982
James C. Schrader, Jr.(b)(c)	51	Director	December, 1988
Thomas J. Nolan	49	Vice President, Chief Financial Officer, Secretary and Treasurer	November, 2000
Richard J. Wood(b)	62	Director	July, 2002

(a)
Denotes member of the Governance Committee

(b)
Denotes member of the Audit Committee

(c)
Denotes member of the Compensation Committee

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to elect the above nominees to the Board of Directors. The Company has a majority of independent directors. However, the Company is exempt from the NASDAQ requirement to have a majority of independent directors, and from the NASDAQ requirements of having compensation and nomination committees consisting entirely of independent directors, as a result of the fact that a majority of the Company's voting stock in beneficially owned by Hako-Werke International GmbH.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE ABOVE NAMED NOMINEES TO THE BOARD OF DIRECTORS.

Business Biographies of Nominees

        Gregory J. Rau has been President since January 2000 and Chief Executive Officer since September 2000. He had been Executive Vice President since August 1997. Mr. Rau started with the Company as a Division Manager in 1983, was promoted to Senior Division Manager in 1984, Field Sales Manager in 1986 and Vice President of Sales in March 1989. Mr. Rau has served as a director of the Company since April 1999.

        Eckart Kottkamp has been a director of the Company since May 2001. He was elected a Director by the Board of Directors following the untimely death of Tyll Necker. He is Chief Executive Officer of Hako Holding GmbH & Co., a German company engaged in the development, manufacture and distribution of commercial and professional cleaning and maintenance equipment. Mr. Kottkamp had been Chief Executive Officer of Claas KgaA, a European leading producer of agricultural machines, from 1996 to 2001. Before this he was Chief Executive Officer of Jungheinriich, a European company leading in the forklift industry.

        Richard J. Wood was appointed to the Board of Directors in July 2002. Mr. Wood was affiliated with the public accounting firm of Ernst & Young for 32 years, retiring as a Partner in 1996.

        Roger B. Parsons was appointed to the Board of Directors in November 2002. Mr. Parsons was the President of the Environmental Products Group of Federal Signal Corporation from 1994 until his retirement in 2000. His 18-year tenure with Federal Signal also included service as President and Chief Executive Officer of Elgin Sweeper Company, a Federal Signal subsidiary, involved in the manufacture and sales of municipal street sweepers worldwide.

        Frank R. Reynolds has been a director of the Company since April 1982, and has served as general counsel to the Company since January 1975. Mr. Reynolds is an attorney at law and principal of the law firm of Reynolds & Reynolds, Ltd., Chicago, Illinois.

        James C. Schrader, Jr. has been President of Precision Enterprises, Ltd., a foundry and machine company based in Warrenville, Illinois, since 1976. Mr. Schrader has served as a director of the Company since December 1988.

        Thomas J. Nolan was elected Chief Financial Officer and Treasurer of the Company in August 1989, and Secretary in 1991. From June 1984 though August 1989, he was Director of Finance with Everco Industries, a Skokie, Illinois, manufacturer and distributor of automotive replacement parts. Mr. Nolan has served as a director of the Company since November 2000.

        Gregory J. Rau's brother, Michael A. Rau, is employed by the Company as Vice President of the Multi-Clean division. Additionally, Lillian A. Rau, an owner of over 5% of the outstanding Common Stock of the Company is Gregory and Michael Rau's mother. There is no other family relationship between any director and any other director or nominee for director or executive officer of the Company. No other nominee or director is a director for any other United States publicly held company.

        In May 2003, the Company entered into a settlement with the SEC without admitting or denying the SEC's findings resulting from a formal investigation. The settlement resulted in the issuance by the SEC of an administrative order that the Company cease and desist from committing or causing violations of certain of the anti-fraud, books and records, internal controls, and reporting provisions of the federal securities laws. In related proceedings, the SEC also entered cease and desist orders against Gregory J. Rau, President and Chief Executive Officer, and Thomas J. Nolan, Vice President, Chief Financial Officer, Secretary and Treasurer, whereby Messrs. Rau and Nolan, without admitting or denying the SEC's findings, were ordered to cease and desist from committing or causing any violations of certain provisions of the anti-fraud, books and records, internal controls and reporting provisions of the federal securities laws.

        All directors will be elected to serve until the next Annual Meeting of Shareholders to be held in 2005. Vacancies on the Board of Directors occurring between annual meetings may be filled by a majority vote of the remaining directors.

Committees and Meetings of the Board of Directors

  Corporate Governance

        "Independent" Directors.    Pursuant to the Board's determination, each of the Company's directors, other than Messrs. Rau, Nolan and Reynolds, qualify as "independent" in accordance with the published listing requirements of the NASDAQ Stock Market. In addition, as further required by the NASDAQ rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board of Directors collected, reviewed and discussed information provided by the individual directors and the Company with regard to each director's business and personal activities as they relate to Minuteman and Minuteman's management.

        In addition, the members of the Audit Committee also each qualify as "independent" under the special standards established by the SEC for members of audit committees. The Audit Committee also includes at least one member who is determined by the Board of Directors as an "audit committee financial expert" in accordance with SEC and NASDAQ rules. Richard J. Wood is the independent director who has been determined by the Board of Directors as the audit committee financial expert.

        Shareholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Wood's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Wood any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

  Code of Business Conduct and Ethics

        The Company has adopted a code of business conduct and ethics that applies to all of its directors, officers (including its chief executive officer, chief financial officer, chief accounting officer and any person performing similar functions) and employees. The Company has made the code of business conduct and ethics available on its website at http://www.minutemanintl.com.

  Standing Committees

        The Board of Directors has three standing Committees: an Audit Committee, a Compensation Committee and a Governance Committee, which are described in further detail below.

        The Board of Directors held five meetings during the fiscal year ended December 31, 2003. During 2003, all directors attended more than 75% of the aggregate number of meetings of the Board and the committees on which they served in person or by teleconference from the effective date of their appointment to the Board.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee meets with the Company's management and independent accountants to, among other things, review the results of the annual audit and interim reviews and discuss the financial statements, engage the independent accountants to be retained and receive and consider the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is comprised of Richard J. Wood, Roger B. Parsons and James C. Schrader, Jr. The Audit Committee held four meetings during the fiscal year 2003.

        The Compensation Committee seeks to align compensation with business strategy, Company values, management initiatives and Company performance. The Compensation Committee is comprised of James C. Schrader, Jr. and Roger B. Parsons. The Compensation Committee held two meetings during the fiscal year 2003.

        The primary function of the Governance Committee is to set Board compensation and recommend nominees for election to the Board. The Board has a Governance Committee composed of Eckart Kottkamp, Gregory J. Rau and Frank R. Reynolds. Shareholders who wish to suggest qualified candidates to the Committee should write to Gregory J. Rau in care of the Company at 111 South Rohlwing Road, Addison, Illinois 60101, stating in detail the candidate's qualifications for consideration by the Committee, no later than November 26, 2004 for the 2005 ballot.

        Each of the directors receives a $7,500 yearly retainer for services to the Board. In addition, each director receives $1,500 for each Board meeting attended, $2,500 for each Audit Committee meeting and $1,500 for any other Committee meeting attended.

Shareholder Communications with the Board of Directors

        Any shareholder or other interested party who has a concern or inquiry regarding the conduct of the Company may communicate directly with the Company's Board of Directors. Communications may be submitted to the Governance Committee at 111 S. Rohlwing Road, Addison, IL 60101, Attention: Governance Committee. Such communications may be confidential and/or anonymous. All communications will be reviewed and, if necessary, investigated and/or addressed by the Governance Committee. The status of such communications will be reported to the Board of Directors on a quarterly basis.

  Report of Audit Committee

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2003.

        The Audit Committee acts pursuant to the Audit Committee Charter. Mr. Wood, Mr. Parsons and Mr. Schrader, are independent members as defined under current NASDAQ requirements and are capable of reading and understanding fundamental financial statements as called for under the Sarbanes-Oxley Act of 2002 and applicable listing standards. Mr. Wood is an "audit committee financial expert" within the meaning of Item 401(h)(2) of Regulation S-K under the Exchange Act. The Audit Committee has reviewed the provisions of the Audit Committee Charter and affirms its belief that this Committee and the Company are in full compliance with such.

        The Committee has engaged an independent accounting firm, different from the independent auditors, to perform a risk assessment of the Company's business and functional areas and perform periodic internal audits.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence. Further, the Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audits. The Audit Committee also discussed with the independent auditors the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Richard J. Wood
Roger B. Parsons
James C. Schrader, Jr.

Compensation Committee's Report on Executive Compensation

        The Company's executive compensation policy is administered by the Compensation Committee. This policy is designed to attract, develop, reward and retain highly qualified and productive individuals; to relate compensation to both Company and individual performance; and to ensure compensation levels are externally competitive and internally equitable. In its annual review of Executive Officers' compensation, the Compensation Committee considered significant the recommendations from the President and Chief Executive Officer regarding compensation levels for Executive Officers. Other considerations include the individual's level and scope of responsibility, experience, and subjective evaluation of overall Company performance, individual performance, internal equity as well as pay practices of other companies.

        Among other responsibilities, the Compensation Committee reviews and approves various officer and general employee compensation and benefits policies and practices. During the fiscal year 2003, the Compensation Committee recommended that the Board of Directors approve the management incentive compensation plan to include individual and Company performance related incentives to achieve annual business performance goals based upon the Company's performance beginning in 2003. As stated in greater detail in the section "Executive Management Compensation", Executive Officer compensation is based upon the terms of a written employment agreement. Further, based upon the recommendations of Mr. Rau, the Compensation Committee recommended approval of salary increases for officers and approved bonuses for executive officers for the year 2003. (See Executive Management Compensation below.)

        The Compensation Committee annually reviews and approves awards to key employees under the Minuteman 2000 Restricted Stock Plan. No awards were issued for 2003. The Compensation Committee also recommended to the Board of Directors the amount of Company contribution to be made to the Employee Savings Plan for 2003.

COMPENSATION COMMITTEE

James C. Schrader, Jr.
Roger B. Parsons

Executive Officers

        The following tables set forth certain information with respect to the Executive Officers of the Company and individuals making significant contributions to the business of the Company (the business biographies for Gregory J. Rau and Thomas J. Nolan are set forth previously):

Name	Age	Title
Gregory J. Rau	44	President and Chief Executive Officer
Thomas J. Nolan	49	Vice President, Chief Financial Officer, Secretary and Treasurer
Michael A. Rau	43	Vice President, Multi-Clean Division
Dean W. Theobold	46	Vice President of Manufacturing
James W. Van Dusen	45	Vice President of Minuteman PowerBoss
James A. Berg	40	Chief Accounting Officer

        Michael A. Rau has been Vice President of the Company's Multi-Clean Division since July 1996. Mr. Rau was hired as a Special Products Manager in 1984 and was promoted to General Manager in 1992.

        Dean W. Theobold has been Vice President of Manufacturing since August 1997. Mr. Theobold started with the Company in September 1987, when he was hired as Purchasing Manager. In June 1992 he was promoted to Director of Materials and to General Manager in 1996.

        James W. Van Dusen was hired as the Vice President of Minuteman PowerBoss in September 2003. Mr. Van Dusen has over 11 years of industry experience and was most recently Vice President—International for Jackson Products and Director of International Sales for Clarke Industries.

        James A. Berg has been Chief Accounting Officer since October 2002. Mr. Berg has over 17 years experience and was most recently Director of Financial Accounting and SEC Reporting for Universal Access Global Holdings, Inc., a Chicago, Illinois telecommunications company traded on the NASDAQ Stock Market.

        The officers of the Company are elected annually by the Board of Directors after the Annual Meeting of Shareholders is held. Each officer holds office until his successor is duly elected and qualified or until his death, resignation or removal, if earlier. Any officer may be removed by the Board of Directors whenever, in its judgment, the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

Executive Management Compensation

        The following table sets forth all cash compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 2003, 2002 and 2001, paid to each Executive Officer whose cash compensation exceeded $100,000:

		Annual Compensation				Long Term Compensation
						Awards			Payouts
Name/Title	Year	Salary ($)	Bonus(a)		Other Annual Compensation(b)(c)	Restricted Stock Awards ($)*		Shares (#)	Restricted Stock Payouts ($)
Gregory J. Rau President and Chief Executive Officer	2003 2002 2001	$250,000 150,000 150,000		$96,000 109,000 146,000	$47,000 43,000 33,000		$13,000 25,000	1,197 2,394		$12,000 11,000
Thomas J. Nolan Chief Financial Officer, Secretary and Treasurer	2003 2002 2001	$187,000 182,000 178,000		$29,000 — 4,000	$34,000 35,000 28,000		$10,000 20,000	930 1,859		$9,000 9,000
Michael A. Rau Vice President of Multi-Clean Division	2003 2002 2001	$166,000 162,000 158,000		$30,000 — 4,000	$12,000 15,000 9,000		$9,000 17,000	818 1,636		$8,000 8,000
Dean W. Theobold Vice President of Manufacturing	2003 2002 2001	$145,000 129,000 126,000		$28,000 — 3,000	$13,000 16,000 9,000		$7,000 14,000	649 1,298		$7,000 6,000
Stephen A. Schroeder Vice President of Sales(1)	2003 2002	$170,000 113,000	$	— —	$4,000 3,000	$	— —	— —	$ $	— —

(1)
Mr. Schroeder resigned effective January 31, 2004.

*
Value at date of grant March 30, 2001

(a)
Includes compensation amounts payable in 2004 for services performed in 2003.

(b)
Includes director fees, amounts contributed by the Company to Employee Savings Plan, and perquisites including use of corporate automobile.

(c)
Includes compensation related to actual shares issued in 2003 as noted under Restricted Stock Plan Payout. Pursuant to the Restricted Stock Plan awards issued March 30, 2001, Gregory J. Rau was awarded 3,591 shares of Minuteman Common Stock, Thomas J. Nolan was awarded 2,788 shares of Minuteman Common Stock, Michael A. Rau was awarded 2,454 shares of Minuteman Common Stock, and Dean W. Theobold was awarded 1,947 shares of Minuteman Common Stock. One-third of these shares have not been issued but are subject to vesting periods as disclosed in the Minuteman 2000 Restricted Stock Plan.

        Effective January 15, 2001, the Company entered into an Employment Agreement (the "Agreement") through December 31, 2006, with Gregory J. Rau, President and Chief Executive Officer of the Company. Mr. Rau's compensation package is designed to encourage short and long term performance in line with the interest of our shareholders. In May 2003, this Agreement was amended so that Mr. Rau will receive an annual salary plus participate in the Management Incentive Compensation Plan which includes individual and Company related incentives to achieve annual business performance goals based upon the Company's performance. The terms of the Agreement further provide for reimbursement of expenses, insurance benefits, Employee Savings Plan, vacations, and participation in the Company's 2000 Restricted Stock Plan. In the event the Company terminates the Agreement, Mr. Rau will be paid his salary and the additional compensation reduced by 25% for the balance of the term. In the event of a change in the current controlling shareholder's interest being reduced below 50%, compensation stated above will be paid at 100% for the remainder of the term or twenty four months whichever is longer. Mr. Rau is restricted from competing with the Company for a period of twelve months for which he will be paid $150,000 for this in addition to the above.

        The Company has entered into employment agreements with all of its current executive officers. Under these agreements, each executive officer is entitled to salary, discretionary bonus to be determined by the Compensation Committee of the Company, reimbursement of expenses, insurance benefits, Employee Savings Plan benefits, vacations and, in the event of termination by the Company, deferred compensation in the amount of 75% of the employee's salary and the above benefits for the remainder of the term.

Board of Director Interlocks, Insider Participation and Related Transactions

        Eckart Kottkamp, as previously disclosed, is Chief Executive Officer of Hako Holding GmbH. The following transactions are between the Company and companies under his control:

          By agreement dated March 1, 1994, with Hako-Werke, the Company agreed to discontinue the use of the "Hako" trademark on any products intended for sale in any country. It was further agreed that the Company and Hako-Werke would be free to market and distribute each of their products throughout the world.

          The Company sells equipment and parts to Hako-Werke and its affiliated companies. Sales in 2003 to those companies were $226,000 representing 0.3% of the Company's consolidated net sales. The Company intends to continue to sell its products to Hako-Werke and its affiliated foreign companies.

          Amounts due to Hako-Werke, and its affiliated companies which relate to these purchases, are due ninety days from shipping date. From time to time the Company and Hako-Werke exchange technologies and make appropriate charges, to each party, the amounts of which were not material during 2003.

        Frank Reynolds, as previously disclosed, is an attorney at law and principal in the law firm of Reynolds and Reynolds, Ltd., and has served as legal counsel for the Company since 1975. It is anticipated that he will perform these services in 2004 as well. During the year ended December 31, 2003, the Company paid $164,000 in legal fees to his firm.

        James C. Schrader, Jr., as previously disclosed, is President of Precision Enterprises, Ltd. Precision Enterprises, Ltd. is a supplier of inventory items to the Company. During the year ended December 31, 2003, the Company paid $302,000 to Precision Enterprises, Ltd. for goods supplied to the Company.

        During the fiscal year 2003, there have been no transactions between the Company and any executive officer, director or 5% beneficial owner of the Company's Common Stock, in which one of the foregoing individuals had an interest of more than $60,000, except the transactions identified above.

        The Company believes the transactions between the Company and its officers, directors and shareholders and their affiliates, have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

Performance Graph

        The following is a performance graph comparing the cumulative five-year shareholder return of the Company's stock with a performance indicator of the NASDAQ Stock Market and a peer group index:

Comparison of Five-Year Cumulative Total Returns
Performance Graph for Minuteman International, Inc.
Produced on 02/09/2004 including data to 12/31/2003

Notes:

A.
The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.
The indexes are reweighted daily, using the market capitalization on the previous trading day.

C.
If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.
The index level for all series was set to $100.0 on 12/31/1998.

        Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission All rights reserved.

© Copyright 2003

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Audit Committee Report, the Compensation Committee Report and Stock Performance Graph are not deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

Employees Savings Plan

        In April 1988, the Company's shareholders approved the Minuteman International, Inc. Employee Savings Plan ("Employee Savings Plan") which implements an employee systematic savings program allowing employees to shelter earned income on a tax deferred basis, and provides for the Company to make matching contributions for the benefit of its employees. The Fidelity Management and Research Company, Inc. administers the Employee Savings Plan through a single trust for the benefit of all employees.

        Any employee of the Company, having completed one year of service, is eligible to participate in the Employee Savings Plan. A participating employee may elect to contribute, to the trust, between 1% and 25% of the employee's earnings in any plan year, which amount is allocated to the individual employee account. The Company makes matching contributions to the plan's individual employee accounts in an amount equal to 50% of each participant's yearly contribution, but in no event to exceed the sum of $800 per year. The Company may also elect to contribute additional sums equal to a percentage of the Company's gross profits, as determined by the Board of Directors. In total, the Company contributed $268,000 to the Employee Savings Plan for 2003.

        In the event employment terminates through retirement, disability or death, the participant or the participant's designated beneficiary is entitled to receive 100% of the value of such participant's account attributable to the employee and the Company's contributions to the Employee Savings Plan. If employment is terminated for any other reason, the participant will receive 100% of the value of his account attributable to his contributions and an increasing percentage of the value of his account attributable to the Company's contributions, depending upon the participant's years of service. Participating employees' rights to employer contributions are vested 20% each year between two and six years of service to the Company.

Independent Auditor Fee Information

        Fees for professional services provided by our independent auditors in each of the last two fiscal years in each of the following categories are:

	2003	2002
Audit Fees(1)	$192,500	$179,390
Audit-Related Fees(2)	$15,860	$10,830
Tax Fees(3)	$12,350	$11,000
All Other Fees	$—	$—

(1)
Fees for professional services rendered by Ernst and Young LLP for the audit of Minuteman's annual financial statements, review of financial statements included in Minuteman's Quarterly Reports on

  Form 10-Q and other services normally provided in connection with Minuteman's statutory and regulatory filings or engagements.

(2)
Fees for services related to the audit of Minuteman's employee benefit plan and research and advisory services related to the Sarbanes-Oxley Act of 2002, Section 404.

(3)
Fees for professional services rendered by Ernst and Young LLP for tax compliance, tax advice, tax planning and preparation of tax forms.

Auditor Fees Pre-Approval Policy

        The Company and its Audit Committee are committed to ensuring the independence of the independent auditor. Thus the Audit Committee has established a pre-approval policy in accordance with the SEC and applicable NASDAQ requirements.

        The Audit Committee charter includes a provision concerning approval of audit and non-audit services to be provided by the independent auditor to Minuteman. The provision requires that the committee review and pre-approve annually the actual cost and types of audit services and non-audit services to be performed by the independent public accountants. The Audit Committee may periodically pre-approve the retention of the independent auditor for any additional non-audit services.

Auditor Independence

        The Audit Committee has considered whether the services rendered by Ernst & Young LLP, except for services rendered in connection with its audit of the Company's annual financial statements and review of the quarterly financial statements, are compatible with maintaining Ernst & Young's independence. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire to do so. Representatives will also be available to respond to questions raised by shareholders at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires that all of the Company's directors and executive officers, as well as persons who are beneficial owners of more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC and the NASDAQ National Market. Directors, executive officers and greater than 10% shareholders are required by the SEC to furnish the Company with copies of all such forms they file pursuant to Section 16(a). Dr. Eckart Kottkamp inadvertently failed to file a Form 3 when he became a director in 2001. Dr. Kottkamp's Form 3 was filed in March 2004. To the Company's knowledge, based solely on a review of the copies of such forms furnished to the Company and/or written representations from certain reporting persons, except for Dr. Kottkamp's Form 3, the Company believes all Section 16(a) filing requirements were met for the year ended December 31, 2003.

ANNUAL REPORT ON FORM 10-K

        Upon sending a written request to Minuteman International, Inc., 111 South Rohlwing Road, Addison, Illinois, 60101, shareholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the SEC. The Company's Form 10-K and other public filings are also available through the SEC's Internet website (http://www.sec.gov) and on the Company's website (http://www.minutemanintl.com).

SHAREHOLDER PROPOSALS

        The Company currently anticipates the annual meeting of shareholders in 2005 to be held prior to May 31, 2005. Accordingly, any shareholder desiring to submit a proposal for consideration at the next annual meeting of shareholders should transmit such proposal to the Officers of the Company on or before November 24, 2004, for inclusion in the Company's Proxy Statement and form of proxy for that meeting.

OTHER MATTERS

        The Company knows of no matters which are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

        It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to promptly execute and return the accompanying proxy in the envelope which has been enclosed at your earliest convenience.

By Order of the Board of Directors,

Gregory J. Rau President & Chief Executive Officer	March 26, 2004

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.	Please mark your votes as indicated in this example	☒

This Proxy is solicited on behalf of the Board of Directors of the Company.

		FOR all nominees (except as listed to the contrary)	Authority withheld for all
1.	Election of Directors: (duly nominated and named on the reverse side of this proxy)	☐	☐	2.	In their discretion, on other matters which properly come before the meeting or any postponement or adjournment thereof.
	01 Gregory J. Rau, 02 Eckart Kottkamp, 03 Richard J. Wood, 04 Roger B. Parsons, 05 Frank R. Reynolds, 06 James C. Schrader, Jr. and 07 Thomas J. Nolan
	(Instruction: To withhold authority to vote for any individual nominee listed, write that nominee's name here:)
				You are urged to date, sign and return promptly this proxy in the envelope provided. It is important for you to be represented at the Meeting. The execution of this proxy will not affect your right to vote in person if you are present at the Meeting and wish to so vote.

Signature	Signature if held jointly	Date
IMPORTANT: Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee, or in some other representative capacity, or as officer of a corporation, please indicate your capacity or full title. For joint accounts, all tenants should sign.

^ FOLD AND DETACH HERE ^

MINUTEMAN INTERNATIONAL, INC.
ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, MAY 5, 2004
10:00 A.M. CST
HELD AT
LASALLE NATIONAL BANK
135 SOUTH LASALLE STREET
CHICAGO, ILLINOIS 60603
(BOARD ROOM, FORTY-THIRD FLOOR)

MINUTEMAN INTERNATIONAL, INC.

Proxy Solicited by the Board of Directors for Annual Meeting of Shareholders May 5, 2004

The undersigned hereby appoints Gregory J. Rau, Eckart Kottkamp, Richard J. Wood, Roger B. Parsons, Frank R. Reynolds, James C. Schrader, Jr. and Thomas J. Nolan each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all Common Stock of Minuteman International, Inc., standing in the undersigned's name, at the LaSalle National Bank, 135 South LaSalle Street, Chicago, Illinois 60603 (Board Room, Forty-third Floor) on May 5, 2004, at 10:00 a.m., Central Standard Time, upon those matters as described in the Proxy Statement for the Meeting and such other matters as may properly come before such meeting or any adjournments thereof.

Your vote for seven directors may be indicated on the reverse side. Gregory J. Rau, Eckart Kottkamp, Richard J. Wood, Roger B. Parsons, Frank R. Reynolds, James C. Schrader, Jr. and Thomas J. Nolan have been nominated for election as Directors.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

^ FOLD AND DETACH HERE ^

You can now access your Minuteman International account online.

Access your Minuteman International shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, agent for Management Company, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

 Investor ServiceDirectSM is currently only available for domestic individual and joint accounts.

• SSN
• PIN
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

• SSN
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Certificate History
• Book-Entry Information
• Issue Certificate
• Payment History
• Address Change
• Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

QuickLinks

PROXY STATEMENT
PROPOSALS SUBMITTED FOR VOTE PROPOSAL ONE ELECTION OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT ON FORM 10-K
SHAREHOLDER PROPOSALS
OTHER MATTERS